 Investor PresentationJanuary 13, 2016

 Forward Looking Statements   FORWARD-LOOKING STATEMENTSThis presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the conclusion to government inquiries or investigations regarding government programs; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders for the U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; (xi) the accuracy of current cost estimates associated with environmental remediation activities; (xii) the profitable integration of acquired businesses into the Company's operations; (xiii) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and to capture their planned benefits while maintaining an adequate internal control environment; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions; (xvii) future levels of indebtedness and capital expenditures; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxi) future repurchases and/or issuances of common stock; and (xxii) other risks and uncertainties set forth herein and in our 2014 Form 10-K.Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation.

 What is Kaman?  Solving Our Customers’ Critical Problems with Technically Differentiated Products & Services  Leading Provider of Highly Engineered Aerospace & Industrial Products Serving a Broad Range of End Markets

 Distribution  Kaman Corporation Overview    Distribution  Aerospace        $1.8B Revenues  Aerospace  Based on LTM Actual Results from Continuing Operations as of October 2, 2015

Aerospace Overview

	AEROSYSTEMS	SPECIALTY BEARINGS & ENGINEERED PRODUCTS	FUZING & PRECISION PRODUCTS
			
Products	• Engineering design and testing • Tooling design & manufacture • Advanced machining and composite aerostructure manufacturing • Complex assembly • Helicopter MRO and support	• Self-lube airframe bearings • Traditional airframe bearings • Miniature ball bearings • Flexible drive systems • Aftermarket engineered components	• Bomb and missile safe and arm fuzing devices • Precision measuring systems • Memory products
Customers	• Global commercial and defense OEM's • Super Tier I's to subcontract manufacturers • Aircraft operators and MRO • Specialized aerospace distributors • Industrial and medical manufacturers of high precision equipment		• U.S. and allied militaries • Weapon system OEMs
Business Dynamic	• "One Kaman" combines design and build capabilities to provide customers with a global integrated solution • Bearing product lines strong commercial customer base expected to provide growth from new program wins and higher build rates • Expanding engineered products portfolio into new end markets beyond aerospace and building scale in after-market applications		• Exclusivity and significant backlog provide a stable revenue base

KAMAN 5

Market Leading Self-Lube Airframe Bearing Product Lines



KAron® • KAflex® • Tufflex®




Proprietary Technology
Material Science Capability
Operational Excellence
Application Engineering Expertise

- Work Force
- Lean
- Automation

- New Technologies
- New Products
- Customization
- Customer Intimacy



World Class Performance



KAMAN

6

Acquisition of GRW Bearing GmbH

- Acquired GRW on November 30, 2015
- Purchase price was approximately €135 million (Euros), net of cash acquired, or approximately 13 times expected 2015 EBITDA
- Designer and manufacturer of super precision, miniature ball bearings
- Key End Markets
  - Healthcare
  - Aviation and Defense
  - Drive Systems & Analysis
  - Industrial & Distribution



Deep Groove Ball Bearings



Bearing Units

KAMAN

7

 GRW Bearing Acquisition – Strategic Rationale  Adds considerable scale and new market segments to Kaman’s specialty bearing product linesAligned with existing bearing product lines through a focus on solving customers’ critical problemsOpportunity to drive operational and cost synergies given the proximity to Kaman’s existing operations in Germany and the addition of a lower cost facility in the Czech RepublicPotential sales synergy opportunities given Kaman’s aerospace presence and GWR’s limited penetration of U.S. markets

Acquisition of EXTEX Engineered Products

- Aftermarket engine/helicopter parts supplier to MRO markets
- Acquired October 21, 2015
- Annual sales in 2014 of approximately $20 million
- Purchase price of approximately $45 million (about 9 times 2015 EBITDA)
- Strategic rationale
  - Adds significant scale to Kaman's commercial MRO aftermarket business
  - Strengthens Kaman's FAA/PMA process skill set increasing future opportunities
  - Kaman's test capabilities facilitate accelerated product development
  - Drive sales synergy opportunities through Kaman's existing global sales channels

KAMAN

9

   U.S. Air Force (USAF) bomb fuzeUSAF inventory levels below desired quantity, and foreign orders provide additional opportunitiesStrong demand has driven backlog up 166% since 12/31/2014 to over $300 million27 foreign customersSystem field reliability is greater than 99%Increasing capacity to meet customer demand    Bomb CompatibilityJDAMPaveway II and IIIGBU-10, 12, 16, 24, 27, 28, 31, 32, 38, 54BLU-109, 110, 111, 113, 117, 121, 122, 126MK82/BSU-49, MK83/BSU-85, MK84/BSU-50  JPF Program

Helicopter Programs – K-MAX®

- Re-opened the K-MAX® production line June 2015
  - Deliveries of manned commercial aircraft expected to begin in early 2017
  - Orders for six aircraft are under contract and two more are under deposit
  - First ten aircraft produced are expected to generate $75 million to $85 million in revenue
- Commercial fleet service and support provides recurring revenue
- Partnered with Lockheed Martin on an unmanned version of the K-MAX®
- Two unmanned aircraft supported the USMC for 33 months in a cargo supply role in Afghanistan
- Continue research, development and testing of unmanned technologies & capabilities including firefighting and pursuit of a military/government program of record





KAMAN

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Distribution Overview

PRODUCT PLATFORM	BEARINGS & MECHANICAL POWER TRANSMISSION (BPT)	FLUID POWER	AUTOMATION, CONTROL & ENERGY (ACE)
% of LTM 10/2/2015 Sales	50%	20%	30%
Market Size[1]	$13 Billion	$7 Billion	$15 Billion
Acquisitions since 2008	• Industrial Supply Corp • Allied Bearings Supply • Plains Bearing • Florida Bearings Inc. • Ohio Gear and Transmission	• INRUMEC • Catching • Northwest Hose & Fittings • Western Fluid Components • B. W. Rogers • Calkins Fluid Power	• Zeller • Minarik • Target Electronic Supply • B. W. Rogers • G.C. Fabrication
Major Suppliers	BALDOR MOTORS • DRIVES • GENERATORS SKF REXNORD TIMKEN Where You Turn Gates	Parker	KOLLMORGEN Schneider Electric BANNER PHOENIX CONTACT TURCK works NANOMOTION A Johnson Electric Company SICK Sensor Intelligence RITTAL

(1) Source: PTDA Market Size Report; US Census Bureau; ARC Advisory

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 Platform Evolution  Through acquisitions and organic growth, Kaman has significantly grown its Distribution business while greatly expanding its product offering  Bearings & Power Transmission  up 34%  Automation, Control & Energy  up 313%  Fluid Power  up 233%         b   b   b  Sales from continuing operationsGrowth in sales from the full year 2009 thru 10/2/2015 LTM  a  b

 Near-term Issues/Opportunities - Aerospace  Specialty bearing product linesExpanding the footprint of our Kamatics facility by 25% to capitalize on strong backlog and order ratesNew RWG facility in Germany was recently qualified by Boeing, opening new opportunitiesGRW acquisition provides new product lines and exposure to additional end markets affording significant sales synergy opportunitiesGRW platform provides operational synergy opportunities with existing German operationsEXTEX acquisition triples our engineered products after-market business adding scale and engineering expertise

Near-term Issues/Opportunities - Aerospace

- Fuzing programs
  - JPF demand is strong and backlog is at a record more than $300 million
  - Expanding JPF capacity to meet demand
  - Missile fuzing programs expected to rebound in 2016
- K-MAX®
  - Continue to pursue additional commercial orders and progress toward new aircraft deliveries in 2017
  - Continue to pursue unmanned opportunities with the USMC and the Department of the Interior
- Need to win new work in competitive structures market and address challenges
  - Secure additional A-10 funding
  - Resolve contract issues with AH-1Z to position program for success

KAMAN 15

Near-term Issues/Opportunities - Distribution  Focused on accelerating cross platform sales opportunity Continued weakness across many of Kaman’s key end markets negatively impacting growthFocused on appropriate cost structure management to address market conditionsExecuting long-term investments, including ERP, to improve competitive position

 Near-term Issues/Opportunities - Other  Improved cash flow consistency should allow for continuation of capital allocation prioritiesAccretive acquisitionsCapital expendituresDividendsShare repurchasesPension plan was fully frozen at the end of 2015, which should provide a year-over-year P&L benefit in 2016

 Capital Deployment Framework  Capital deployment is focused on growth investments & return of capital to shareholders  Dividends & Share Repurchases   Capital Expenditures  Acquisitions  Total $1.0 Billion Period: Years 2007-2014 and YTD 10/2/2015 plus $190.8M in acquisitions in Q4 2015  Increased dividend 12.5% in 2015 to an annualized rate of $0.72 per shareDividends paid without interruption for 46 years$100 million share repurchase authorization in place to offset dilution from employee stock plans$700 million credit facility provides significant committed capitalContinue to pursue acquisitions to accelerate growth

 Long-Term Financial Targets  Kaman Corporation  3% – 6% organic sales growth3% – 10% including acquisitions  Distribution   3% – 6% organic sales growth3% – 10% including acquisitions7+% operating margin   Aerospace    Corporate Expense  ≤2.5% of sales by 2019  Free Cash Flow  80% – 100% of net income  3% – 6% organic sales growth3% – 10% including acquisitionsHigh-teens operating margin %

   Financial Information and Non-GAAP Reconciliations

 Sales and Operating Income

 Net Earnings

 Cash Flow, Balance Sheet, and Capital Factors